SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549




                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 1, 1994




         CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)




     Illinois               0-9726           36-3057941
-------------------    --------------   --------------------
(State or other          (Commission    (I.R.S. Employer
 jurisdiction of        File Number)     Identification No.)
 organization)



    900 N. Michigan Avenue, Chicago, Illinois  60611-1575
    -----------------------------------------------------
           (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
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                   FIRST INTERSTATE CENTER

                     SEATTLE, WASHINGTON
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ITEM 5.  OTHER EVENTS.  In December 1994, Carlyle Seattle, a joint venture between Carlyle Real Estate Limited Partnership - X (the "Partnership") and an affiliated partnership (Carlyle Real Estate Limited Partnership-XII ("Carlyle-XII")) sponsored by the Corporate General Partner of the Partnership, sold 49.95% of its interest and entered into an option agreement by which it granted an option to purchase its remaining 50.05% interest in the First Interstate joint venture to its unaffiliated venture partner, 999 Third Avenue, Ltd., (the "Buyer"). Effective December 15, 1995, the Buyer exercised its option and purchased Carlyle Seattle's remaining 50.05% interest in First Interstate.

     The terms of the option were that the Buyer could purchase the remaining 50.05% interest between one and two years after the initial sale closing subject to certain conditions. At the initial closing, Carlyle Seattle received $20,000,000 cash (less non-refundable deposits received prior to the closing of $1,000,000) for 49.95% of its interest in First Interstate, $5,000,000 cash for the option to purchase the remaining 50.05% (which could be applied as a credit to the purchase thereof) and an additional $15,000,000 cash in the form of a loan to Carlyle Seattle. The $15,000,000 loan to Carlyle Seattle (bearing interest at a rate of 9% per annum with accrued interest and unpaid principal to be due on January 1,
1997) was secured by Carlyle Seattle's remaining 50.05% interest. As provided by the initial sale agreement, the exercise price for the remaining 50.05% interest was $21,350,000. The exercise price was satisfied by applying the $5,000,000 option purchase price paid at the initial closing and applying the balance of unpaid principal ($15,000,000) and accrued interest ($1,400,000) on the Carlyle Seattle loan. Therefore, there are no additional cash proceeds from the sale of Carlyle Seattle's remaining 50.05% interest. Occupancy at the First Interstate Center was approximately 90% at the date of sale.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements.  Not applicable.

       (b) Pro Forma Financial Information - Not applicable.

       (c) Exhibits.

           10.1. Letter Agreement Regarding Option Closing dated December 15, 1995, between Carlyle Seattle
                    Associates and 999 Third Avenue, Ltd. relating to the First Interstate Center in Seattle,
                    Washington.

           10.2.    Assignment and Assumption of Partnership
                    Interest, dated December 15, 1995, between
                    Carlyle Seattle Associates and Wright Runstad
                    Properties, L.P.



                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X

By:  JMB Realty Corporation
     Corporate General Partner


     By:  GAILEN J. HULL
          Gailen J. Hull
          Senior Vice President



Dated:  March 4, 1996